February 13, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:  The Yacktman Fund, Inc. Annual Report
     Filing Pursuant to Rule 30b2-1
     SEC File No. 811-6628, 33-47044

Gentlemen:

On behalf of The Yacktman Fund, Inc. (the "Fund"), transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Fund's Annual Report to the Shareholders for the fiscal year ended December 31, 1995.

Questions regarding this filing should be directed to the undersigned.

Sincerely,

/s/ Jon Kiekhofer
Jon Kiekhofer
Financial Analyst

JK/kg

Encl.



THE YACKTMAN FUND, INC.
ANNUAL REPORT
December 31, 1995


MESSAGE TO SHAREHOLDERS
Dear Shareholder:

 Even though the performance of the Fund was below that of the S&P 500 for the past quarter, the Fund has a cumulative return of 60.0% compared to 46.1% for the S&P 500 since the low price for the Fund on August 12, 1993. Moreover, for investors who purchased shares at the Fund's inception in July, 1992 at $10.00 per share, their initial investment, adjusted for dividends and capital gains, would have grown to $13.88 by the end of the fourth quarter.

                    TOTAL RETURNS FOR PERIODS ENDED 12/31/95
                                                               Annualized
                      Fourth Quarter          1 Year         Since Inception
                    10/1/95 - 12/31/95  1/1/95 - 12/31/95   7/6/92 - 12/31/95
                    ------------------  -----------------   -----------------

The Yacktman Fund          5.2%                30.4%               9.9%
S&P 500 Stock Index        6.0%                37.6%              15.2%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

                      7/6/92     12/92       12/93       12/94        12/95
                      ------     -----       -----       -----        -----

The Yacktman Fund     10,000     10,472      9,783       10,644       13,881
S&P 500 Stock Index   10,000     10,679      11,756      11,911       16,387

This chart assumes an initial gross investment of $10,000 made on 7/6/92 (inception). Returns shown include the reinvestment of all dividends. The above past performance is not predictive of future results. The investment return and principal value of the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

 1995 was an unusually strong year for the Fund and the stock market in general, which was propelled by a tail wind from a steep decline in interest rates coupled with a healthy economy. The Fund's investment philosophy, as described below, worked well even without holding any market leading technology stocks.

 In the last 50 years, the stock market, as represented by the S&P 500, has produced an 11.9% annualized total return. The total return during this period has exceeded 30% in only eight years. In the year following each of these 30+% years, the returns were lower, and in most cases, substantially lower, but still positive.

 We view predicting the direction or level of the market as a rather fruitless exercise. Instead, our objective is to buy shares of good businesses at relatively low prices and to execute this strategy regardless of the level of the overall market. When the market goes to loftier levels with fewer attractive equity opportunities available for purchase, our cash equivalent investment position increases and our portfolio tends to be more concentrated.

 As a result, 77% of the Fund is now in either very modestly priced stocks or cash equivalent investments. This 77% can be broken down as follows:

  (1) 58% is in our twelve largest holdings, which continue to sell at big discounts to their private market values.
  (2) 10% is in smaller companies, which earn less than $100 million a year and sell at very low valuations.
  (3)  9% is in cash equivalent investments.

 The companies we have purchased each have marvelous economics and in most cases are very well managed. In addition, most of the companies we own generate significant amounts of excess cash and have share repurchase plans in place. They are in a position, therefore, to enhance shareholder value through repurchase of their own stock at attractive prices.

 Just as we look for efficiently run companies, we have attempted to run your Fund the same way by "outsourcing" many of the administrative functions to cost efficient operators and focusing our time and expertise solely on investing. Consequently, this year we were able to bring the expense ratio (the total cost to shareholders to run the Fund) down to 91 basis points, or 0.91% versus an average of almost 1.40% for similar growth funds. Our goal is to keep the expense ratio under 1%.

 In 1995, we had the good fortune of seeing our assets double for the third year in a row to almost $600 million. The net asset total of $566.7 million shown on page 11 in the Statement of Assets and Liabilities includes a payable of $38.7 million for the December 29, 1995 dividend and capital gains distribution to shareholders. This $38.7 million liability decreased the net assets for one business day, or until January 2, 1996, when the dividend and capital gains distribution was reinvested in additional Fund shares. Since the owners of most of the shares reinvest their distribution in the Fund, the net asset total of the Fund on January 2, 1996 was $604.3 million.

 We welcome our new shareholders and assure you we will continue to work diligently in 1996 to realize our longer term goal of achieving higher returns with relatively minimal risk of the permanent loss of capital.

Sincerely,

/S/ Donald A. Yacktman
Donald A. Yacktman
THE YACKTMAN FUND, INC.
TOP TWELVE EQUITY HOLDINGS



                                                       % of
                                                 Investment Value
                                                 ----------------


Philip Morris Cos., Inc.                                8.3%
Reebok International Ltd.                               5.8%
United Asset Management Corp.                           5.0%
RJR Nabisco Holdings Corp.                              4.9%
Clorox Co.                                              4.9%
UST, Inc.                                               4.8%
Fruit of the Loom, Inc.                                 4.8%
Bristol-Myers Squibb Co.                                4.7%
Salomon, Inc.                                           3.9%
Torchmark Corp.                                         3.8%
Dow Jones & Co., Inc.                                   3.5%
Toys 'R' Us, Inc.                                       3.4%
                                                       -----

Total                                                  57.8%





PURCHASES & SALES
For the Quarter Ended December 31, 1995

                                         Net Shares           Current
NEW PURCHASES                             Purchased         Shares Held
                                          ---------         -----------
Bandag, Inc., Class A
The world's largest manufacturer
of precured tread rubber and
equipment used by franchise
dealers for the retreading of
tires, principally for trucks and
buses.                                     179,300             179,300

OTHER PURCHASES

Barefoot, Inc.                             417,900             775,000

Clorox Co.                                  30,500             405,000

Franklin Quest Co.                         340,000             630,000

Reebok International Ltd.                  490,000           1,230,000


Rollins, Inc.                               90,000             300,000

Salomon, Inc.                              175,000             650,000

Toys 'R' Us, Inc.                          520,000             920,000

United Asset Management Corp.               90,000             780,000


                                         Net Shares            Current
SALES                                       Sold             Shares Held
                                            ----             -----------


Bristol-Myers Squibb Co.                    50,000             330,000

First Brands Corp.                          50,000              50,000

Fruit of the Loom, Inc.                     77,000           1,168,000

General Mills, Inc.                         30,000
                                                                     -

Johnson & Johnson                          100,200              39,800

Merck & Co., Inc.                          120,000             210,000

NIKE, Inc., Class B                        200,000
                                                                     -

Pfizer, Inc.                               100,000             230,000

Quaker Oats Co.                             31,000             444,000

RJR Nabisco Holdings Corp.                 164,000             950,000

Student Loan Marketing Assn.               186,000             158,000

Tambrands, Inc.                             10,000             160,000

Torchmark Corp.                             50,400             500,000

UST, Inc.                                   90,000             860,000

Valassis Communications, Inc.               60,000             840,500



REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE YACKTMAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Yacktman Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from July 6, 1992 (commencement of operations) through December 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Milwaukee, Wisconsin
January 19, 1996




PORTFOLIO OF INVESTMENTS
December 31, 1995

                                           Number
                                         of Shares                Value
                                         ---------                -----


COMMON STOCKS - 95.8%

Apparel/Shoes - 14.5%
Fruit of the Loom, Inc.<F1>              1,168,000            $  28,470,000
Liz Claiborne, Inc.                        600,000               16,650,000
Reebok International Ltd.                1,230,000               34,747,500
Stride Rite Corp.                          300,000                2,250,000
                                                                 ----------

                                                                 82,117,500
                                                                 ----------


Conglomerates - 2.4%
Whitman Corp.                              600,000               13,950,000
                                                                 ----------


Consumer Goods - 2.6%
Franklin Quest Co.<F1>                     630,000               12,285,000
Topps Co. (The)                            500,000                2,562,500
                                                                 ----------

                                                                 14,847,500
                                                                 ----------


Drugs and Medical - 10.0%
Bristol-Myers Squibb Co.                   330,000               28,338,750
Merck & Co., Inc.                          210,000               13,807,500
Pfizer, Inc.                               230,000               14,490,000
                                                                 ----------

                                                                 56,636,250
                                                                 ----------
Financial Services - 11.2%
Salomon, Inc.                              650,000               23,075,000
Student Loan Marketing Assn.               158,000               10,408,250
United Asset Management Corp.              780,000               29,932,500
                                                                 ----------

                                                                 63,415,750
                                                                 ----------


Food/Beverage - 4.9%
Quaker Oats Co.                            444,000               15,318,000
Ralston Purina Group                       200,000               12,475,000
                                                                 ----------

                                                                 27,793,000
                                                                 ----------


Food/Tobacco - 19.0%
Philip Morris Cos., Inc.                   550,000               49,775,000
RJR Nabisco Holdings Corp.                 950,000               29,331,250
UST, Inc.                                  860,000               28,702,500
                                                                -----------

                                                                107,808,750
                                                                -----------



Household Products - 8.7%
Avon Products, Inc.                        100,000                7,537,500
Clorox Co.                                 405,000               29,008,125
First Brands Corp.                          50,000                2,381,250
Newell Co.                                 100,000                2,587,500
Tambrands, Inc.                            160,000                7,640,000
                                                                 ----------

                                                                 49,154,375
                                                                 ----------


Insurance - 4.0%
Torchmark Corp.                            500,000               22,625,000
                                                                 ----------

Media - 4.5%
American Media, Inc., Class A            1,159,000                4,925,750
Dow Jones & Co., Inc.                      520,000               20,735,000
                                                                 ----------

                                                                 25,660,750
                                                                 ----------


Medical Supplies - 0.6%
Johnson & Johnson                           39,800                3,407,875
                                                                 ----------


Retailing - 4.5%
International Dairy Queen, Inc.<F1>        240,000                5,460,000
Toys 'R' Us, Inc.<F1>                      920,000               20,010,000
                                                                 ----------

                                                                 25,470,000
                                                                 ----------


Services - 7.2%
Barefoot, Inc.                             775,000                8,137,500
Interpublic Group of Cos., Inc.            190,000                8,241,250
Jenny Craig, Inc.<F1>                      290,000                2,863,750
Rollins, Inc.                              300,000                6,637,500
Valassis Communications, Inc.<F1>          840,500               14,708,750
                                                                 ----------

                                                                 40,588,750
                                                                 ----------


Tires and Rubber - 1.7%
Bandag, Inc., Class A                      179,300                9,502,900
                                                                -----------


Total Common Stocks
  (cost $453,994,779)                                           542,978,400
                                                                -----------


                                         Principal
                                          Amount                   Value
                                          ------                   -----
SHORT-TERM INVESTMENTS - 9.4%

Commercial Paper - 8.8%
Barton Industries, Inc.,
5.85%, 1/8/96                         $  5,000,000             $  4,994,313
Blue Hawk Funding Corp.,
5.77%, 1/2/96                            8,000,000                7,998,718
Chubb Life America Group,
5.85%, 1/10/96                           1,500,000                1,497,806
Dynamic Funding Corp.,
5.82%, 1/2/96                           22,000,000               21,996,443
Goldman Sachs & Co.,
5.86%, 1/11/96                           1,000,000                  998,372
Heller Financial Corp.,
5.72%, 1/4/96                            1,400,000                1,400,000
Jet Funding Corp.,
5.78%, 1/10/96                           6,731,000                6,722,200
Southland Corp.,
5.80%, 1/2/96                            4,348,000                4,347,300
                                                                 ----------


Total Commercial Paper
   (cost $49,955,152)                                            49,955,152
                                                                 ----------


Demand Notes
(variable rate) - 0.6%
American Family Financial Services         509,627                  509,627
General Mills Corp.                        491,053                  491,053
Pitney Bowes Corp.                         101,031                  101,031
Sara Lee Corp.                             348,565                  348,565
Southwestern Bell Corp.                    165,691                  165,691
Warner-Lambert Co.                       1,550,454                1,550,454
Wisconsin Electric Corp.                   366,702                  366,702
                                                                  ---------


Total Demand Notes
   (cost $3,533,123)                                              3,533,123
                                                                  ---------




                                                                      Value
                                                                      -----
Total Short-Term Investments
 (cost $53,488,275)                                           $  53,488,275

Total Investments - 105.2%
 (cost $507,483,054)                                            596,466,675

Liabilities, less Other Assets - (5.2)%                        (29,743,535)

Net Assets - 100% (equivalent
 to $12.09 per share based on
 46,893,249 shares outstanding)                                $566,723,140

<F1>Non-income producing

See notes to financial statements




STATEMENT OF ASSETS & LIABILITIES
December 31, 1995

ASSETS:
 Investments at value (cost $507,483,054)                      $596,466,675
 Receivable for securities sold                                   8,329,774
 Dividends and interest receivable                                1,661,373
 Receivable for fund shares issued                                  132,028
 Prepaid expenses                                                    77,881
 Organization costs, net of accumulated
  amortization                                                       23,375
                                                                -----------

        Total Assets                                            606,691,106
                                                                -----------


LIABILITIES:
 Payable for securities purchased                                   437,450
 Shareholder distributions payable                               38,731,892
 Accrued investment advisory fees                                   340,028
 Payable for fund shares redeemed                                   230,817
 Accrued expenses                                                   227,779
                                                                 ----------

        Total Liabilities                                        39,967,966
                                                                 ----------


NET ASSETS                                                     $566,723,140
                                                                ===========

NET ASSETS CONSIST OF:
 Capital stock
                                                               $478,336,896
 Undistributed net realized gains                                 (597,377)
 Unrealized net appreciation on investments                      88,983,621
                                                                -----------
        Total Net Assets                                       $566,723,140
                                                                ===========

CAPITAL STOCK, $.0001 par value
 Authorized                                                     500,000,000
 Issued and outstanding                                          46,893,249

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                         $12.09
                                                                     ======

See notes to financial statements





STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INVESTMENT INCOME:
 Dividend income                                               $ 13,013,962
 Interest income                                                  2,332,128
                                                                 ----------

                                                                 15,346,090
                                                                 ----------


EXPENSES:
 Investment advisory fees                                         3,400,202
 Shareholder servicing fees                                         605,610
 12b-1 plan distribution fees                                       413,088
 Administration and accounting fees                                 252,510
 Federal and state registration fees                                176,285
 Custody fees                                                       120,281
 Reports to shareholders                                            107,104
 Miscellaneous costs                                                 42,623
 Professional fees                                                   42,521
 Amortization of organization costs                                  15,497
 Directors' fees and expenses                                        15,421
                                                                -----------


 Total expenses before reductions                                 5,191,142
 Expense reductions (See Note 7)                                  (422,748)
                                                                -----------


 Net expenses                                                     4,768,394
                                                                -----------



NET INVESTMENT INCOME                                            10,577,696
                                                                -----------


REALIZED AND UNREALIZED GAIN:
 Net realized gain on investments                                36,025,535
 Change in unrealized appreciation
  on investments                                                 87,228,864
                                                                -----------


 Net gain on investments                                        123,254,399
                                                                -----------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                      $133,832,095
                                                                ===========

See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                           Year                     Year
                                          Ended                     Ended
                                      Dec. 31, 1995            Dec. 31, 1994
                                      -------------            -------------

OPERATIONS:
 Net investment income               $  10,577,696            $   4,634,976
 Net realized gain on
  investments                           36,025,535                5,797,578
 Change in unrealized
  appreciation on investments           87,228,864                3,905,940
                                       -----------               ----------

 Net increase in net assets
  resulting from operations            133,832,095               14,338,494
                                       -----------               ----------


CAPITAL SHARE TRANSACTIONS:
 Shares sold                           474,370,590              206,219,554
 Shares issued to holders in
  reinvestment of dividends             12,284,222                2,839,473
                                       -----------              -----------

                                       486,654,812              209,059,027
 Shares redeemed                     (302,132,299)             (63,124,240)
                                      ------------              -----------

 Net increase                          184,522,513              145,934,787
                                      ------------              -----------


DIVIDENDS PAID FROM:
 Net investment income                (10,614,512)              (4,635,644)
 Net realized gains                   (36,150,442)              (3,528,345)
                                       -----------              -----------

                                      (46,764,954)              (8,163,989)
                                       -----------              -----------


TOTAL INCREASE IN NET
 ASSETS                                271,589,654              152,109,292

NET ASSETS:
 Beginning of period                   295,133,486              143,024,194
                                       -----------              -----------


 End of period                        $566,723,140             $295,133,486
                                       ===========              ===========

See notes to financial statements





FINANCIAL HIGHLIGHTS
December 31, 1995

                                                   Year Ended  July 6, 1992<F2>
                            Year Ended Dec. 31,     Dec. 31,       through
                               1995    1994           1993        Dec. 31, 1992
                               ----    ----           ----        -------------


Net asset value, beginning
 of period                    $10.05    $9.56        $10.39           $10.00

Income from investment
 operations:
 Net investment income          0.22     0.22          0.14             0.05
 Net realized and unrealized
  gains (losses) on
    investments                 2.81     0.61        (0.83)             0.42
 Total from investment
  operations                    3.03     0.83        (0.69)             0.47

Less distributions:
 Dividends from net
  investment income           (0.22)   (0.22)        (0.14)           (0.05)
 Distributions from net
  realized gains              (0.77)   (0.12)           --            (0.03)
 Total distributions          (0.99)   (0.34)        (0.14)           (0.08)
 Net asset value, end of
  period                      $12.09   $10.05         $9.56           $10.39

Total Return<F3>              30.42%    8.80%       (6.58)%            4.72%

Supplemental data and ratios:
 Net assets, end of
   period (000s)            $566,723 $295,133      $143,024          $74,666
 Ratio of expenses to
  average net assets
    (See Note 7)               0.99%    1.07%         1.18%        1.18%<F4>
 Ratio of expenses to
    average net
  assets after expense
    reductions                 0.91%    1.07%         1.18%        1.18%<F4>
 Ratio of net income to
  average net assets           2.02%    2.49%         1.61%        1.49%<F4>

 Portfolio turnover rate      55.37%   49.44%        61.14%           30.94%


<F2>Commencement of operations
<F3>Not annualized for the period July 6, 1992 through December 31, 1992
<F4>Annualized

See notes to financial statements



NOTES TO THE FINANCIAL STATEMENTS
December 31, 1995

1. ORGANIZATION
The Yacktman Fund, Inc. (the "Fund") was incorporated on April 8, 1992 and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940. The objective of the Fund is to produce long-term growth of capital. The Fund issued and sold 10,000 shares ("initial shares") of its common stock at $10 per share to Yacktman Asset Management Co. Yacktman Asset Management Co. is the Fund's investment adviser (the "Adviser"). The Fund commenced operations on July 6, 1992. The costs incurred in connection with the organization, initial registration and public offering of shares of the Fund aggregating $69,850 have been paid by the Fund. These costs are being amortized over the period of benefit, reflecting anticipated future asset levels of the Fund, but not to exceed 60 months from the Fund's commencement of operations.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles
("GAAP").   The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

a) Investment Valuation - Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. If there is no such sale price reported for the valuation date, then such securities are valued at the latest reported bid price on such exchange. Securities, other than debt securities, where the over-the-counter market is the principal and most representative market are valued at the mean between the latest bid and asked price quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a national brokerage firm's pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt instruments maturing within 60 days are valued by the amortized cost method. Variable rate demand notes are valued at cost which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

c) Distributions to Shareholders - Dividends from net investment income are
declared and paid quarterly.   Dividends differ from book net investment income
due to the nondeductible tax treatment of organization costs. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at December 31, 1995 reclassifications were recorded to undistributed net investment income to reduce capital stock by $14,810 and reduce undistributed net realized gain by $687.

d) Other - Investment transactions are accounted for on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund were as follows:

                                           Year                 Year
                                           Ended               Ended
                                       Dec. 31, 1995       Dec. 31, 1994
                                       -------------       -------------


Shares sold                             42,529,240          20,567,776
Shares issued to holders in
 reinvestment of dividends               1,129,634             295,741
Shares redeemed                       (26,144,022)         (6,439,126)
                                      ------------         -----------


 Net increase                           17,514,852          14,424,391
                                       ===========         ===========

4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities for the Fund for the year ended December 31, 1995 were $399,910,559 and $265,953,284, respectively. For the year ended December 31, 1995 there were no purchases and sales of U.S. obligations. At December 31, 1995 gross unrealized appreciation and depreciation of investments on a tax basis were as follows:

Appreciation                                    $107,179,429
(Depreciation)                                  (18,793,191)
                                                ------------
 Net appreciation on investments                $ 88,386,238
                                                ============

The cost of securities for federal income tax purposes is $508,080,436. For the year ended December 31, 1995, 100% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividend received deduction available to corporate shareholders.

5. INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the first $500,000,000 of average net assets, 0.60% on the next $500,000,000 of average net assets and 0.55% on average net assets in excess of $1,000,000,000. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the lowest limitations imposed by state securities administrators, the Adviser will reimburse the Fund for the amount of such excess.

6. DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1995, payments under the Plan represented 0.08% per annum of the Fund's total average net assets. The Plan permits the Fund to employ one or more distributors of its shares. Payments under the Plan may be made only to distributors so employed by the Fund. The Fund paid to each distributor a monthly fee for distribution of the Fund's shares at the rate of 0.65% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by each distributor's existing brokerage clients who established their Fund accounts prior to December 31, 1992.

7. EXPENSE REDUCTIONS
The Adviser has directed certain Fund portfolio trades to a broker at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees. Shareholders benefited under this arrangement as the net expenses of the Fund do not include such sub-transfer agency fees. For the year, the Fund's expenses were reduced $422,748 by utilizing soft dollar credits resulting in an expense ratio of 0.91% being charged to shareholders. In accordance with the SEC's new rule amendments, such amount is required to be shown as an expense and has been included in shareholder servicing fees in the Statement of Operations.


For Fund information and
shareholder services, call
1-800/525-8258

The Yacktman Fund, Inc.
Shareholder Services Center
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201-0701